1 AQUESTIVE THERAPEUTICS, INC. August 1, 2023 Holder of Common Stock Purchase Warrant Re: Inducement Offer to Exercise Common Stock Purchase Warrants Dear Holder: Aquestive Therapeutics, Inc., a corporation incorporated under the laws of the state of Delaware (the “Company”), is pleased to offer to you the opportunity to exercise all of the Common Stock Purchase Warrant issued to you on June 8, 2022 (with a current exercise price of $0.96 per share), (the “Existing Warrant”), currently held by you (the “Holder”). The offer and resale of the Existing Warrants and the 5,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), underlying the Existing Warrants (“Warrant Shares”) have been registered pursuant to registration statement Form S-3 (File No. 333-254775) (the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Existing Warrants pursuant to this letter agreement, will be effective for the issuance or sale, as the case may be, of the Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the New Warrant (as defined below). In consideration for exercising the Existing Warrants held by you (the “Warrant Exercise”), at an exercise price equal to $0.96 per Warrant Share and paying to the Company the aggregate exercise price set forth on the Holder’s signature page hereto (the “Warrants Exercise Price”), the Company hereby offers to issue you or your designee a new unregistered Common Stock Purchase Warrant pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), to purchase up to 2,750,000 shares of Common Stock, which shall be substantially in the form of Exhibit A attached hereto, will be exercisable in accordance with the terms thereof, and have an exercise price equal to $2.60 (the “New Warrants” and such shares of Common Stock issuable upon exercise of the New Warrants, the “New Warrant Shares”). To the extent that you countersign this letter agreement and deliver the exercise price for the Warrant Exercise, this letter will constitute an amendment of the Existing Warrants with respect to the expiration date of the Existing Warrants which will be extended up to one year from the expiration date in such warrant to the extent necessary to accommodate the abeyance in furtherance of the Beneficial Ownership Limitation (as defined below) as set forth in the succeeding paragraph. The New Warrants certificates will be delivered within two Business Days following the payment of the Warrants Exercise Price. Notwithstanding anything herein to the contrary, in the event the exercise of Existing Warrants would otherwise cause the Holder to exceed a beneficial ownership limitation equal to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon such exercise (“Beneficial Ownership Limitation”), the Company shall only issue such number of Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Warrant Shares permitted thereunder with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through this agreement and the Existing Warrants which shall be deemed prepaid thereafter, and exercised pursuant to a Notice of Exercise in the Existing Warrant (provided no additional exercise price shall be payable). Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer by signing this letter below, with such acceptance constituting Holder’s exercise in full of the Existing Warrants for the Warrants Exercise Price on or before 11:59 p.m. Eastern on August 1, 2023. Additionally, the Company agrees to the representations, warranties and covenants set forth

2 on Annex A attached hereto. Holder represents and warrants that it is an “accredited investor” as defined in Rule 501 of the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the Common Stock issuable upon exercise of the New Warrants will initially be registered under the Securities Act. At the time the Holder was offered the New Warrants, it was, and as of the date hereof it is, and on each date on which it exercises any New Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act. With respect to the New Warrants to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the transactions contemplated in this letter agreement. The Company will notify the Holder in writing, prior to the date of issuance of the New Warrants of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware. The Holder understands that the New Warrants and the New Warrant Shares are not, and may never be, registered under the Securities Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following: “NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.” Certificates evidencing New Warrant Shares shall not contain any legend (including the legend set forth above), (i) following any sale of such New Warrant Shares pursuant to an effective registration statement, or (ii) following the sale of such New Warrant Shares if such New Warrant Shares are eligible

3 for sale under Rule 144 (assuming cashless exercise of the New Warrants) without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Stock and without volume or manner-of-sale restrictions, and the earliest of clauses (i) and (ii), the “Delegend Date”)). The Company shall use commercially reasonable efforts to cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date if required by the Company and/or the transfer agent to effect the removal of the legend hereunder. If all or any portion of a New Warrant is exercised at a time in connection with any sale of such New Warrant Shares pursuant to Rule 144 (assuming cashless exercise of the New Warrants) or pursuant to an effective registration statement or when such New Warrant Shares are eligible for resale under Rule 144 (assuming cashless exercise of the New Warrants) by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144, then such Common Stock shall be issued free of all legends. The Company agrees that following the Delegend Date or at such time as such legend is no longer required under this Section, it will, no later than two (2) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing the Common Stock underlying the New Warrants issued with a restrictive legend accompanied by such customary and reasonably acceptable documentation referred to above (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing such shares that is free from all restrictive and other legends or, at the request of the Holder shall credit the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder. As soon as practicable (and in any event within 60 calendar days of the date of this letter agreement), the Company shall file a resale registration statement (the “Resale Registration Statement”) on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants. The Company shall use commercially reasonable efforts to cause such Resale Registration Statement to become effective within 180 days following the date of this letter agreement and to keep such Resale Registration Statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof, but not more than 7 years from the date of issuance. Upon receipt of written notice from the Company that the Resale Registration Statement contains a Misstatement (as defined below) or that the Resale Registration Statement can no longer be relied upon or used, the Holder shall forthwith discontinue disposition of New Warrant Shares until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment with respect to such Resale Registration Statement as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the prospectus with respect to such Resale Registration Statement may be resumed. If the filing, initial effectiveness or continued use of the Resale Registration Statement would require the Company to make an Adverse Disclosure (as defined below) or would, under the U.S. Securities and Exchange Commission’s (the “Commission”) rules and regulations, require the inclusion in such Resale Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s reasonable control, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such registration statement, provided, however, that the Company may not delay the filing or initial effectiveness of, or suspend use of, such the Resale Registration Statement on more than one occasion or for more than twenty (20) consecutive calendar days, or more than forty-five (45) total calendar days in each case during any twelve-month period. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to the Resale Registration Statement. The Company shall immediately notify the Holder of the expiration of any period during which it exercised its rights under this paragraph. “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a registration

4 statement or prospectus, or necessary to make the statements in a registration statement or prospectus (in the light of the circumstances under which they were made) not misleading. “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any registration statement or prospectus in order for the applicable registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the applicable registration statement or prospectus were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public. From the date hereof until thirty (30) days after the date hereof, neither the Company nor any subsidiary of the Company shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or any securities of the Company or any subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, or (ii) file any registration statement, or amendment or supplement thereto, with the Commission other than those filed pursuant to this agreement. From the date hereof until thirty (30) days after the date hereof, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, the foregoing shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, provided that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement within the 30 day period in connection therewith, and provided that any such issuance shall only be to a party (or to the equityholders of a party) which is, itself or through its subsidiaries, an

5 operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. If this offer is accepted and the transaction documents are executed on or before 11:59 p.m. ET on August 1, 2023, then on or before 9:30 a.m. ET on the next Trading Day, the Company shall issue a press release disclosing terms of the transactions contemplated hereunder or the Company shall file a Form 8-K with the Commission disclosing all material terms of the transactions contemplated hereunder. From and after the issuance of such press release or the filing of such Form 8-K, the Company represents to you that it shall have publicly disclosed all material, non-public information delivered to you by the Company, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereunder. In addition, effective upon the issuance of such press release or the filing of such Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and you and your Affiliates on the other hand, shall terminate. From and after the issuance of such press release or the filing of such Current Report on Form 8-K, the Company represents to the Holder that none of the Company’s directors, officers, employees or agents will provide the Holder with any material, nonpublic information that is not disclosed in any Current Report on Form 8-K or press release. The Company represents, warrants and covenants that, upon acceptance of this offer, the shares underlying the Existing Warrants shall be issued free of any legends or restrictions on resale by Holder and all of the Warrant Shares shall be delivered electronically through the Depository Trust Company within 2 business days of the date the Company receives the Warrants Exercise Price (or, with respect to Warrant Shares that would otherwise be in excess of the Beneficial Ownership Limitation, within 2 business days of the date the Company is notified by Holder that its ownership is less than the Beneficial Ownership Limitation). The terms of the Existing Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect as if the acceptance of this offer were a formal Notice of Exercise (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares). ***************

6 As soon as practicable, but in no event later that five (5) business days from the Holder’s execution of this letter, the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to the number of Existing Warrants being exercised multiplied by the exercise price per share as set forth above and the Company shall deliver the Warrant Shares via “Delivery Versus Payment” to the Holder and shall deliver the New Warrants registered in the name of the Holder. Sincerely yours, AQUESTIVE THERAPEUTICS, INC. By: Name: Title: Accepted and Agreed to: [HOLDER] By: Name: Title: Number of Warrants Exercised 5,000,000 Aggregate Existing Warrant Exercise Price $4,800,000.00 New Warrants: 2,750,000 New Warrants Beneficial Ownership Blocker: 4.99% DTC Instructions:

7 Annex A Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder: (a) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this letter agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this letter agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. (c) No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any liens, claims, security interests, other encumbrances or defects upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be

8 expected to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company, taken as a whole, or in its ability to perform its obligations under this letter agreement. (d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this letter agreement, other than: (i) the filings required pursuant to this letter agreement, (ii) the filing with the Commission of the prospectus supplement, (iii) application(s) to each applicable Trading Market for the listing of the New Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). (e) Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The New Warrant Shares, when issued in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this letter agreement and the New Warrants. The Company is eligible to use Form S-3 under the Securities Act. (f) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the prospectus and the prospectus supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. (g) Listing and Maintenance Requirements. The Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been

9 listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. (h) Private Placement. No registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market. (i) Form S-3 Eligibility. The Company is eligible to register the resale of the Securities for resale by the Holder on Form S-3 promulgated under the Securities Act.

10 Exhibit A